UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                Current Report
                                 Pursuant to
                             Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): April 27, 2000


                       ALLMERICA FINANCIAL CORPORATION
            (Exact name of Registrant as specified in its charter)



            Delaware                    1-13754             04-3263626
   (State or other jurisdic-    (Commission File Number) (I.R.S.Employer
     tion of Incorporation)                                 I.D. Number)




                    440 Lincoln Street, Worcester, Massachusetts 01653
                         (Address of Principal Executive Offices)
                                       (Zip Code)

                                    (508) 855-1000
                    (Registrant's Telephone Number including area code)



                                   Page 1 of 29 pages
                                Exhibit Index on page 4

Item 5.  Other Events.

On April 27, 2000, Allmerica Financial Corporation announced its financial results for first quarter 2000. A copy of the press release and accompanying statistical supplements is attached as Exhibit 99 and is incorporated by reference herein.


CAUTIONARY STATEMENT FOR THE PURPOSES OF THE `SAFE HARBOR' PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Forward-Looking Statements

The Company wishes to caution readers that the following important factors, among others, in some cases have affected and in the future could affect, the Company's actual results and could cause the Company's actual results for 2000 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. When used in the attached press release, words such as "believes", "anticipated", "expects" and similar expressions are intended to identify forward looking statements. See"Important Factors Regarding Forward-Looking Statements" filed as Exhibit 99-2 to the Company's Annual Report on Form 10-K for the period ended December 31, 1999 .

Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward looking statements include among others, the following possibilities: (i) adverse catastrophe experience and severe weather; (ii) adverse loss development for events the Company insured in prior years or adverse trends in mortality and morbidity; (iii) heightened competition, including the intensification of price competition, the entry of new competitors, and the introduction of new products by new and existing competitors; (iv) adverse state and federal legislation or regulation, including decreases in rates, limitations on premium levels, increases in minimum capital and reserve requirements, benefit mandates, limitations on the ability to manage care and utilization, and tax treatment of insurance and annuity products; as well as continued compliance with state and federal regulations;
(v) changes in interest rates causing a reduction of investment income or in the market value of interest rate sensitive investments;
(vi) failure to obtain new customers, retain existing customers or reductions in policies in force by existing customers; (vii) higher service, administrative, or general expense due to the need for additional advertising, marketing, administrative or management information systems expenditures; (viii) loss or retirement of key executives; (ix) increases in medical costs, including increases in utilization, costs of medical services, pharmaceuticals, durable medical equipment and other covered items; (x) termination of provider contracts or renegotiations at less cost-effective rates or terms of payment; (xi) changes in the Company's liquidity due to changes in asset and liability matching; (xii) restrictions on insurance underwriting, based on genetic testing and other criteria; (xiii) adverse changes in the ratings obtained from independent rating agencies, such as Moody's, Standard and Poor's, A.M. Best, and Duff & Phelps; (xiv) lower appreciation on and decline in value of managed investments, resulting in reduced variable products, assets and related fees; (xv) possible claims relating to sales practices for insurance products; (xvi) uncertainty related to the Year
2000 issue; (xvii) failure of a reinsurer of the Company's policies to pay its liabilities under reinsurance contracts; (xviii) earlier than expected withdrawals from the Company's general account annuities, GICs, (including funding agreements), and other insurance products; (xix) changes in the mix of assets comprising the Company's investment portfolio and the fluctuation of the market value of such assets; (xx) losses resulting from the Company's participation in certain reinsurance pools; and (xxi) adverse results of regulatory audits related to the Company's prior years' federal income tax filings.






Item 7.  Financial Statements and Exhibits.

Exhibit 99 Press Release dated April 27, 2000, announcing Allmerica Financial Corporation first quarter 2000 financial results.

Exhibit 99.1 Allmerica Financial Corporation First Quarter Statistical
             Supplement.

SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLMERICA FINANCIAL
CORPORATION

                                      By:  /S/Edward J. Parry III_______
                                           Edward J. Parry III
                                           Vice President and Chief Financial
                                           Officer


Date:  May 2, 2000

Exhibit Index

Exhibit 99 Press Release dated April 27, 2000, announcing Allmerica Financial Corporation first quarter 2000 financial results.

Exhibit 99.1 Allmerica Financial Corporation First Quarter Statistical
             Supplement.

EXHIBIT 99


ALLMERICA FINANCIAL CORPORATION REPORTS RECORD
FIRST QUARTER OPERATING EARNINGS OF $1.22 PER SHARE

WORCESTER, MASS., April 27, 2000 - Allmerica Financial Corporation (NYSE: AFC) today reported record operating earnings from continuing operations for the first quarter of 2000.

First quarter highlights:

Net operating income per share from continuing operations was $1.22, or $66.4 million, an increase in earnings per share of 37.1 percent compared to $0.89 per share, or $51.3 million in 1999. Net operating income excludes net realized investment gains and losses and other non-recurring gains and charges, net of taxes.

Asset Accumulation pre-tax operating earnings were $59.5 million, up 9.0 percent from $54.6 million for the same period in 1999.

Variable annuity sales were $821.1 million, up 25.7 percent over the fourth quarter of 1999 and an increase of 14.9 percent over sales in the first quarter of 1999.

Risk Management pre-tax operating earnings were $43.1 million, compared to $29.8 million reported in the first quarter of 1999.

Net income was $30.2 million, or $0.56 per share compared to $154.1 million, or $2.67 per share in 1999.

"Our variable annuity business produced strong growth in the quarter, with sales up nearly 26 percent over the fourth quarter of last year," said
John F. O'Brien, president and chief executive officer of Allmerica Financial Corporation. "In Risk Management, we reported higher profits and made good progress toward our stated goals of reducing expenses and achieving premium growth."

Segment Results

Allmerica Financial operates in two primary businesses: Asset Accumulation and Risk Management. Asset Accumulation markets insurance and retirement savings products and services to individual and institutional clients through Allmerica Financial Services, and investment management services to institutions, pension funds, and other organizations through Allmerica
Asset Management, Inc. Risk Management markets property and casualty insurance products on a regional basis through The Hanover Insurance Company and Citizens Insurance Company of America, with distribution channels in Standard Markets, Sponsored Markets and Specialty Markets.

Asset Accumulation

First quarter pre-tax operating earnings for the Asset Accumulation business increased 9.0 percent to $59.5 million from $54.6 million in 1999.

Allmerica Financial Services' pre-tax operating earnings increased to $54.4 million in the quarter, up from $48.9 million in the first quarter of 1999.

Allmerica Asset Management's pre-tax operating earnings were $5.1 million, compared to $5.7 million in the same period of the prior year.

Asset Accumulation highlights:

Variable annuity sales were $821.1 million in 2000, up 25.7 percent over the fourth quarter of 1999, and an increase of 14.9 percent from $714.8 million in the first quarter of 1999.

Variable product assets increased to $18.6 billion at March 31, 2000, up 30.1 percent from March 31, 1999.

Variable product fees of $85.8 million were up 31.0 percent over the first quarter of 1999. Increased fees are related to variable product asset growth resulting from sales and stock market appreciation.

Variable life insurance sales were $27.2 million in the quarter, up 22.5 percent compared to the first quarter of 1999.

Risk Management

Risk Management pre-tax operating earnings were $43.1 million, compared to $29.8 million for the first quarter of 1999.

Property and Casualty highlights:

Direct written premiums increased 8.3 percent in the first quarter to $576.3 million compared to $532.2 million in the first quarter of 1999. Pre-tax catastrophe losses were $15.2 million versus $43.7 million in 1999.The statutory expense ratio improved to 26.9 percent in the quarter compared to
28.4 percent for the first quarter of last year and 28.5 percent for the full year in 1999.

Corporate

Corporate segment net expenses were $14.5 million in the first quarter of 2000, compared to $16.0 million in 1999.

Investment Results

Net investment income was $142.3 million for the first quarter of 2000, compared to $154.3 million in the same period in 1999. This decrease is due to lower levels of spread-based assets and the timing of share repurchases.

First quarter net realized investment losses were $46.8 million, compared to $131.8 million of net realized investment gains in the first quarter of In 2000, realized losses related primarily to the sale of fixed income securities in the property and casualty portfolios to increase yields. In 1999, realized gains related principally to the sale of appreciated equities in the property and casualty investment portfolio.

Balance Sheet

Shareholders' equity was $2.3 billion, or $42.27 per share at March 31, 2000, compared to $2.2 billion, or $41.32 per share at December 31, 1999. Excluding the impact of SFAS No. 115, book value was $43.13 per share at the close of the first quarter, compared to $42.71 per share at December 31, 1999.

Total assets were $31.9 billion at March 31, 2000, up from $30.8 billion at year-end 1999. Separate account assets increased to $18.6 billion at March 31, 2000, up from $17.6 billion at December 31, 1999.

Additional Items

The company closed the sale of its group life and health insurance operations to Great West Life and Annuity Insurance Company of Denver on March 1, 2000.

On March 21, 2000 Allmerica Financial announced an additional $100 million common stock repurchase program. As of April 26, Allmerica Financial had repurchased approximately 6.7 million shares of its common stock for an aggregate cost of approximately $361.2 million.


Interim information is unaudited.

Allmerica Financial Corporation is the holding company for a diversified Group of insurance and financial services companies headquartered in Worcester, Mass.


CONTACTS: Investors                     Media
          ---------                     -----
          Henry P. St. Cyr              Michael F. Buckley
          (508) 855-2959                (508) 855-3099
          E-mail:hstcyr@allmerica.com   E-mail:mibuckley@allmerica.com


ALLMERICA FINANCIAL CORPORATION



                                                   Quarter ended
                                                      March 31
(In millions, except per share data)              2000      1999

Net income                                        $  30.2   $ 154.1
Net income per share                              $  0.56   $  2.67
Weighted average shares                              54.3      57.7


The following is a reconciliation from net operating income to net income per share:


                                                   Quarter ended
PER SHARE DATA (DILUTED) <FN2>                       March 31
(In millions, except per share data)              2000      1999

Net operating income <FN1>                        $ 1.22    $ 0.89

Net realized (losses) gains on investments, net
  of taxes, minority interest and amortization     (0.66)     1.72

Income from operations of discontinued business,
  net of taxes                                      0.00      0.06
                                                  -----------------
Net income                                        $ 0.56    $ 2.67
                                                  =================

<FN1>
Net operating income excludes net realized gains and losses and other items which management believes are not indicative of overall operating trends, net of taxes and minority interest.

<FN2>
Basic net income per share was $0.56 and $2.69 for the quarters ended March 31, 2000 and 1999, respectively.

All figures reported are unaudited and are in accordance with generally accepted accounting principles.

Exhibit 99.1


ALLMERICA FINANCIAL CORPORATION
STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

    Financial Highlights                                             1

    Consolidated Financial Statements
      Income Statements                                              2
      Balance Sheets                                                 3

    Segment Results
      Income Statement Highlights                                    4
      Historical Income Statement Highlights	                        5

    Risk Management
      Condensed Income Statements                                    6
      Statutory Underwriting Profit/(Loss) by
        Distribution Channel, Reconciled to GAAP                     7
      Selected Statutory Information by Distribution Channel     8 - 9

    Asset Accumulation
    Allmerica Financial Services
      Condensed Income Statements                                   10
      Operating Income by Product Line                              11
      Premiums, Deposits and Other Income                           12
      Future Policy Benefits and Account Balances                   13

    Allmerica Asset Management
      Condensed Income Statements and Supplemental Information      14

    Corporate
      Condensed Income Statements                                   15

    Investment Results
    Net Investment Income, Including Closed Block                   16

    Historical Financial Highlights                            17 - 19

    Other Information
      Corporate Information                          Inside back cover
      Market and Dividend Information
      Industry Ratings

ALLMERICA FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS

                                        Quarter ended
                                           March 31
(In millions, except                                            %
per share data)                         2000       1999       Change
RECONCILIATION FROM NET OPERATING
INCOME TO NET INCOME
  Net operating income <FN1>            $  66.4    $  51.3     29.4
  Net realized investment (losses)
    gains, net of taxes, minority
    interest and amortization             (36.2)      99.5      N/M
                                        ----------------------------
  Income from continuing operations        30.2      150.8    (80.0)
  Income from operations of
    discontinued business, net of taxes     0.0        3.3      N/M

                                        ----------------------------
  Net income                            $  30.2    $ 154.1     80.4
                                        ============================
PER SHARE DATA (DILUTED)
  Net operating income <FN1>            $  1.22    $  0.89     37.1
  Net realized investment (losses)
    gains, net of taxes, minority
    interest and amortization             (0.66)      1.72      N/M
                                        ----------------------------
  Income from continuing operations        0.56       2.61    (78.5)
  Income from operations of
   discontinued business net of taxes      0.00       0.06      N/M
                                        ----------------------------
  Net income                            $  0.56    $  2.67    (79.0)
                                        ============================


                                        March 31     December 31     %
                                        2000         1999         Change
BALANCE SHEET:
  Shareholders' equity                  $ 2,267.7    $ 2,240.2      1.2
  Statutory surplus:
    Property and casualty insurance
      companies                         $ 1,100.2    $ 1,089.1      1.0
    Life and health insurance
      companies                         $   580.2    $   590.1     (1.7)
  Book value per share                  $   42.27    $   41.32      2.3
  Book value per share, excluding
    SFAS No. 115                        $   43.13    $   42.71      1.0

Shares outstanding <FN2>                     53.7         54.2

Stock price                             $   51.00    $   55.63     (8.3)
  Price/book value per share                  1.2 x        1.3 x   (0.1) x
  Debbt/equity                                8.8 %        8.9 %   (0.1) pts
  Debt/total capital                          7.2 %        7.3 %   (0.1) pts
  Debt plus preferred securities of a
    subsidiary trust/total capital           18.1 %       18.2 %   (0.1) pts


<FN1>
Net operating income excludes net realized gains and losses and other items which management believes are not indicative of overall operating trends, net of taxes and minority interest.
<FN2>
Shares outstanding do not include common stock equivalents.

N/M - Not Meaningful

ALLMERICA FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENTS


                                               Quarter ended March 31
(In millions, except per share data)        2000       1999       % Change

REVENUES
  Premiums                                  $ 497.5    $ 458.3      8.6
  Universal life and investment
    product policy fees                       102.5       82.9     23.6
  Net investment income                       142.3      154.3     (7.8)
  Net realized investment (losses) gains      (46.8)     131.8      N/M
  Other income                                 36.7       28.9     27.0
                                            ----------------------------
  Total revenues                              732.2      856.2    (14.5)
                                            ----------------------------
BENEFITS, LOSSES AND EXPENSES
  Policy benefits, claims, losses and
    loss adjustment expenses                  453.4      443.2      2.3
  Policy acquisition expenses                 117.1       92.7     26.3
  Other operating expenses                    120.0      117.8      1.9
                                            ----------------------------
    Total benefits, losses and expenses       690.5      653.7      5.6
                                            ----------------------------
  Income from continuing operations
    before federal income taxes                41.7      202.5    (79.4)
  Federal income tax expense                    7.5       47.7    (84.3)
                                            ----------------------------
  Income from continuing operations before
    minority interest                          34.2      154.8    (77.9)
                                            ----------------------------

  Minority interest:
    Distributions on mandatorily
      redeemable preferred securities
      of a subsidiary trust                    (4.0)      (4.0)     0.0
                                            ----------------------------
  Income from continuing operations            30.2      150.8    (80.0)

  Income from operations of discontinued
    business (less applicable income
    taxes of $1.7 for the quarter ended
    March 31, 1999)                             0.0        3.3      N/M
                                            ----------------------------
  Net income                                $  30.2    $ 154.1    (80.4)
                                            ============================

PER SHARE DATA (DILUTED)
  Income from continuing operations         $  0.56    $  2.61    (78.5)
                                            ----------------------------
  Income from operations of discontinued
    business (less applicable income
    taxes of $0.03 for the quarter ended
    March 31, 1999)                            0.00       0.06      N/M
                                            ----------------------------
  Net income <FN1>                          $  0.56    $  2.67    (79.0)
                                            ============================

  Dividends declared to shareholders        $  0.00    $  0.00
                                            ========   ========

  Weighted average shares outstanding          54.3       57.7
                                            ========   ========


<FN1>
Basic net income per share was $0.56 and $2.69 for the quarters ended March 31, 2000 and 1999, respectively.

ALLMERICA FINANCIAL CORPORATION
CONSOLIDATED BALANCE SHEETS

                                            March 31    December 31      %
(In millions, except per share data)        2000        1999         Change

ASSETS
  Investments:
    Debt securities, at fair value
      (Amortized cost of $7,342.2
      and $7,095.0)                         $ 7,211.8   $ 6,933.8      4.0
    Equity securities, at fair value
      (Cost of $40.6 and $49.5)                 77.7        83.2     (6.6)
    Mortgage loans                              506.6       521.2     (2.8)
    Policy loans                                175.0       170.5      2.6
    Real estate and other long-term
      investments                               176.6       180.0     (1.9)
                                            -------------------------------
      Total investments                       8,147.7     7,888.7      3.3
                                            -------------------------------
  Cash and cash equivalents                     302.7       442.2    (31.5)
  Accrued investment income                     126.8       134.7     (5.9)
  Premiums, accounts and notes
    receivable, net                             602.1       583.5      3.2
  Reinsurance receivable on paid and
    unpaid losses, benefits and unearned
    premiums                                  1,276.7     1,279.9     (0.3)
  Deferred policy acquisition costs           1,442.2     1,386.8      4.0
  Deferred federal income taxes                 108.9       141.7    (23.1)
  Other assets                                  485.8       510.2     (4.8)
  Closed Block assets                           765.7       772.3     (0.9)
  Separate account assets                    18,595.5    17,629.6      5.5
                                            -------------------------------
    Total assets                            $31,854.1   $30,769.6      3.5
                                            ===============================

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits                  $ 2,726.0   $ 2,825.0     (3.5)
    Outstanding claims, losses and loss
      adjustment expenses                     2,833.3     2,838.6     (0.2)
    Unearned premiums                           920.7       890.2      3.4
    Contractholder deposit funds and other
      policy liabilities                      2,216.1     2,041.0      8.6
                                            -------------------------------
      Total policy liabilities and accruals   8,696.1     8,594.8      1.2
                                            -------------------------------
  Expenses and taxes payable                    773.6       795.5     (2.8)
  Reinsurance premiums payable                   64.3        73.0    (11.9)
  Trust instruments supported by
    funding obligations                          77.9        50.6     54.0
  Short-term debt                                48.1        45.0      6.9
  Long-term debt                                199.5       199.5      0.0
  Closed Block liabilities                      832.3       842.1     (1.2)
  Separate account liabilities               18,594.6    17,628.9      5.5
                                            -------------------------------
 Total liabilities                           29,286.4    28,229.4      3.7
                                            -------------------------------
MINORITY INTEREST
  Mandatorily redeemable preferred
    securities of a subsidiary trust            300.0       300.0      0.0

SHAREHOLDERS' EQUITY
  Preferred stock, par value $.01
    per share; authorized 20.0 million
    shares; issued none                           0.0         0.0      0.0
  Common stock, par value $.01 per share;
    authorized 300.0 shares;
    issued 60.4 million shares                    0.6         0.6      0.0
  Additional paid-in capital                  1,761.5     1,770.5     (0.5)
  Accumulated other comprehensive income        (46.2)      (75.3)   (38.6)
  Retained earnings                             909.2       882.2      3.1
  Treasury stock at cost
    (6.4 and 6.2 million shares)               (357.4)     (337.8)     5.8
                                            -------------------------------
      Total shareholders' equity              2,267.7     2,240.2      1.2
                                            -------------------------------
      Total liabilities and
        shareholders' equity                $31,854.1   $30,769.6      3.5
                                            ===============================


ALLMERICA FINANCIAL CORPORATION
SEGMENT RESULTS
INCOME STATEMENT HIGHLIGHTS

                                              Quarter ended
                                                 March 31          %
(In millions, except per share data)         2000       1999       Change

OPERATING REVENUES <FN1>
  Risk Management                            $ 557.5    $ 521.3      6.9
                                             ----------------------------
  Asset Accumulation
    Allmerica Financial Services               192.6      168.2     14.5
    Allmerica Asset Management                  29.3       34.3    (14.6)
                                             ----------------------------
                                               221.9      202.5      9.6
                                             ----------------------------
  Corporate                                      1.0        1.2    (16.7)
  Eliminations and other                        (1.1)      (0.6)    83.3
                                             ----------------------------
  Total operating revenues                   $ 779.3    $ 724.4      7.6
                                             ============================
NET OPERATING INCOME BEFORE TAXES
  AND MINORITY INTEREST <FN2>

  Risk Management                            $  43.1    $  29.8     44.6
                                             ----------------------------
  Asset Accumulation
    Allmerica Financial Services                54.4       48.9     11.2
    Allmerica Asset Management                   5.1        5.7    (10.5)
                                             ----------------------------
                                                59.5       54.6      9.0
                                             ----------------------------
  Corporate                                    (14.5)     (16.0)    (9.4)
                                             ----------------------------
  Total net operating income before
    federal income taxes and minority
    interest                                    88.1       68.4     28.8

  Federal income taxes on operating
    income                                     (17.7)     (13.1)    35.1

  Minority interest:
    Distributions on mandatorily
      redeemable preferred securities
      of a subsidiary trust                     (4.0)      (4.0)     0.0
                                             ----------------------------
Consolidated net operating income            $  66.4    $  51.3     29.4
                                             ============================
Consolidated net operating income
  per share (diluted)                        $  1.22    $  0.89     37.1
                                             ============================
Weighted average shares outstanding
  (diluted)                                     54.3       57.7
                                             ===================

<FN1>
Operating revenues exclude net realized gains and losses and other items which management believes are not indicative of overall operating trends.
<FN2>
Net operating income excludes net realized gains and losses and other items which management believes are not indicative of overall operating trends, net of taxes and minority interest.

ALLMERICA FINANCIAL CORPORATION
SEGMENT RESULTS
HISTORICAL INCOME STATEMENT HIGHLIGHTS

                                          Year ended December 31
(In millions, except
per share data)            1999      1998      1997      1996      1995
OPERATING REVENUES <FN1>
  Risk Management          $2,189.4  $2,222.1  $2,227.6  $2,160.4  $2,106.3
                           -------------------------------------------------

  Asset Accumulation
    Allmerica Financial
      Services                714.8     625.6     610.0     595.0     639.5
    Allmerica Asset
      Management              150.5     121.7      91.1     110.5     157.6
                           -------------------------------------------------
                              865.3     747.3     701.1     705.5     797.1
                           -------------------------------------------------
  Corporate                     6.0      12.9      16.1       6.9      (2.4)
  Eliminations and other       (5.9)     (7.6)    (11.5)    (12.7)     (4.4)
                           -------------------------------------------------
  Total operating revenues $3,054.8  $2,974.7  $2,933.3  $2,860.1  $2,896.6
                           ================================================

NET OPERATING INCOME
BEFORE TAXES AND MINORITY
INTEREST <FN2>

  Risk Management          $  199.6  $  149.6  $  174.2  $  173.1  $  212.0
                           -------------------------------------------------
  Asset Accumulation
    Allmerica Financial
      Services                205.5     169.0     134.6     106.8      60.0
    Allmerica Asset
      Management               23.5      23.7      18.4      11.5      12.2
                           -------------------------------------------------
                              229.0     192.7     153.0     118.3      72.2
                           -------------------------------------------------
  Corporate                   (59.3)    (50.9)    (48.0)    (58.0)    (47.8)
                           -------------------------------------------------
  Total net operating
    income before federal
    income taxes and
    minority interest         369.3     291.4     279.2     233.4     236.4
                           -------------------------------------------------
  Federal income taxes on
    operating income          (72.4)    (53.1)    (63.4)    (50.8)    (67.4)

  Minority interest:
    Distributions on
      mandatorily
      redeemable preferred
      securities of a
      subsidiary trust        (16.0)    (16.0)    (14.5)      0.0       0.0
    Equity in earnings          0.0      (9.8)    (37.0)    (61.5)    (69.2)
                           -------------------------------------------------
Consolidated net operating
  income                   $  280.9  $  212.5  $  164.3  $  121.1  $   99.8
                           =================================================
Consolidated net operating
  income per share
  (diluted)                $   5.06  $   3.52  $   3.00  $   2.41  $   1.99
                           =================================================
Weighted average shares
  outstanding (diluted)        55.5      60.3      54.8      50.1      50.1
                           =================================================

<FN1>
Operating revenues exclude net realized gains and losses and other items which management believes are not indicative of overall operating trends.
<FN2>
Net operating income excludes net realized gains and losses and other items which management believes are not indicative of overall operating trends, net of taxes and minority interest.

ALLMERICA FINANCIAL CORPORATION
RISK MANAGEMENT
CONDENSED INCOME STATEMENT



                                                    Quarter ended March 31

(In millions)                                       2000     1999    % Change
REVENUES

  Net premiums written                              $527.6   $477.2    10.6
  Change in unearned premiums, net of
    prepaid reinsurance premiums                     (30.6)   (19.6)   56.1
                                                  ------------------------
  Net premiums earned                                497.0    457.6     8.6
  Net investment income                               55.2     58.4    (5.5)
  Other income                                         5.3      5.3     0.0
                                                    ------------------------
    Total operating revenue                          557.5    521.3     6.9
                                                    ------------------------
LOSSES AND OPERATING EXPENSES
  Policy benefits, claims, losses
    and loss adjustment expenses                     375.5    353.7     6.2
  Policy acquisition expenses                         92.1     88.5     4.1
  Other operating expenses                            46.6     49.3    (5.5)
                                                    ------------------------
    Total losses and operating expenses              514.4    491.5     4.7
                                                    ------------------------

Net operating income before taxes                     43.1     29.8    44.6

Net realized investment (losses) gains               (39.2)   112.8     N/M
                                                    ------------------------
Net income before taxes                             $  3.9   $142.6   (97.3)
                                                    ========================




The Risk Management Segment manages its products through three distribution channels identified as Standard Markets, Sponsored Markets, and Specialty Markets.

Standard Markets sells property & casualty insurance products through independent agents and brokers primarily in the Northeast, Midwest and Southeast United States maintaining a strong regional focus. Sponsored Markets focuses on worksite distribution, which offers discounted property & casualty (auto and homeowners) insurance through employer sponsored programs. This distribution channel also offers products to members of affinity groups and other organizations. Specialty Markets offers specialty or program business nationwide.

ALLMERICA FINANCIAL CORPORATION
RISK MANAGEMENT
STATUTORY UNDERWRITING PROFIT/(LOSS) BY DISTRIBUTION CHANNEL,
  RECONCILED TO GAAP



(In millions)                      Quarter ended March 31, 2000

                        Standard    Sponsored   Specialty
                        Markets     Markets     Markets     Other     Total
                                                            <FN1>

Net premiums earned     $349.7      $140.1      $  6.6      $  0.4    $496.8
Policy benefits,
 claims, losses
 and loss adjustment
 expenses                261.9       101.8         6.4         2.3     372.4
Policy acquisition
 and other underwriting
 expenses                103.3        36.3         1.5         0.5     141.6
Policyholders'
 dividends                 2.8         0.0         0.0         0.0       2.8
                        -----------------------------------------------------
Underwriting (loss)
 profit                 $(18.3)     $  2.0      $ (1.3)     $ (2.4)    (20.0)
                        -----------------------------------------------------
Net investment income                                                   55.2
Other income and
 expenses, net                                                           2.6
Net deferred
 acquisition costs                                                       4.1
Other Statutory to
 GAAP adjustments                                                        1.2
                                                                      -------
Net operating
 income before
 taxes and minority
 interest -
 GAAP Basis                                                           $ 43.1
                                                                      =======


PRETAX CATASTROPHE
LOSSES                  $  14.7     $  0.5      $  0.0      $  0.0    $ 15.2
                        =====================================================

<FN1>
Includes results from certain property and casualty business which the Company has exited.



                                 Quarter ended March 31, 1999

                        Standard    Sponsored    Specialty
                        Markets     Markets      Markets    Other     Total
                                                            <FN1>

Net premiums
 earned                $319.0      $121.8       $ 14.1     $  2.9    $457.8
Policy benefits,
 claims, losses
 and loss adjustment
 expenses               240.9        94.7          9.6        4.0     349.2
Policy acquisition
 and other underwriting
 expenses                98.9        32.2          4.6        0.0     135.7
Policyholders'
 dividends                1.9         0.0          0.0        0.0       1.9
                       ------------------------------------------------------
Underwriting loss      $(22.7)     $ (5.1)      $ (0.1)    $ (1.1)    (29.0)
                       ------------------------------------------------------

Net investment income                                                   58.4
Other income and
 expenses, net                                                           1.9
Net deferred
 acquisition costs                                                      (0.7)
Other Statutory to
 GAAP adjustments                                                       (0.8)
                                                                      -------
Net operating income
 before taxes and
 minority interest -
 GAAP Basis                                                           $ 29.8
                                                                      =======

PRETAX CATASTROPHE
LOSSES                 $ 24.5       $ 19.2       $  0.0     $  0.0    $ 43.7
                       ======================================================

<FN1>
Includes results from certain property and casualty business which the Company has exited.


ALLMERICA FINANCIAL CORPORATION
RISK MANAGEMENT
SELECTED STATUTORY INFORMATION BY DISTRIBUTION CHANNEL



(In millions, except ratios)       Quarter ended March 31, 2000

                          Standard  Sponsored  Specialty
                          Markets   Markets    Markets    Other     Total

NET PREMIUMS WRITTEN
  Personal automobile     $ 127.7   $ 128.5    $   0.0    $   0.1   $ 256.3
  Homeowners                 33.8      21.1        0.0       (0.2)     54.7
  Workers' compensation      54.1       0.0        0.4        0.0      54.5
  Commercial automobile      52.7       0.0        1.1        0.0      53.8
  Commercial multiple
    peril                    75.2       0.0        1.8       (0.1)     76.9
  Other property &
    casualty                 25.7       2.0        3.1        0.5      31.3
                          --------------------------------------------------
  Total                   $ 369.2   $ 151.6    $   6.4    $   0.3   $ 527.5
                          ==================================================
NET PREMIUMS EARNED
  Personal automobile     $ 110.6   $ 109.7    $   0.0    $   0.1   $ 220.4
  Homeowners                 39.1      27.8        0.0       (0.1)     66.8
  Workers' compensation      50.3       0.0        0.8        0.0      51.1
  Commercial automobile      50.1       0.0        0.6       (0.1)     50.6
  Commercial multiple
    peril                    71.9       0.0        1.4       (0.1)     73.2
  Other property
    & casualty               27.7       2.6        3.8        0.6      34.7
                          --------------------------------------------------
  Total                   $ 349.7   $ 140.1    $   6.6    $   0.4   $ 496.8
                          ==================================================
POLICY BENEFITS, CLAIMS
  AND LOSSES
    Personal automobile   $  72.5   $  70.8    $   0.0    $  (0.5)  $ 142.8
    Homeowners               29.0      21.9        0.0       (0.4)     50.5
    Workers' compensation    36.9       0.0        0.9        0.4      38.2
    Commercial automobile    29.9       0.0        2.3       (0.2)     32.0
    Commercial multiple
      peril                  49.0       0.0        1.4        1.3      51.7
    Other property &
      casualty               11.4       1.1        0.2        1.3      14.0
                          --------------------------------------------------
    Total                 $ 228.7   $  93.8    $   4.8    $   1.9   $ 329.2
                          ==================================================
LOSS ADJUSTMENT EXPENSES  $  33.2   $   8.0    $   1.6    $   0.4   $  43.2
                          ==================================================
RATIOS
LOSSES
  Personal automobile      65.6 %    64.5 %      0.0 %       N/M     64.8 %
  Homeowners               74.2 %    78.8 %      0.0 %       N/M     75.6 %
  Workers' compensation    73.4 %     0.0 %    112.5 %       N/M     74.8 %
  Commercial automobile    59.7 %     0.0 %      N/M         N/M     63.2 %
  Commercial multiple
    peril                  68.2 %     0.0 %    100.0 %       N/M     70.6 %
  Other property &
    casualty               41.2 %    42.3 %      5.3 %       N/M     40.3 %
                          --------------------------------------------------
  Total                    65.4 %    67.0 %     72.7 %       N/M     66.3 %

LOSS ADJUSTMENT EXPENSES    9.5 %     5.7 %     24.2 %       N/M      8.7 %

POLICY ACQUISITION AND
  OTHER UNDERWRITING
  EXPENSES                 28.0 %    23.9 %     23.4 %       N/M     26.9 %

POLICYHOLDERS'
  DIVIDENDS                 0.8 %     0.0 %      0.0 %       N/M      0.6 %
                          --------------------------------------------------
COMBINED                  103.7 %    96.6 %    120.3 %       N/M    102.5 %
                          ==================================================


ALLMERICA FINANCIAL CORPORATION
RISK MANAGEMENT
SELECTED STATUTORY INFORMATION BY DISTRIBUTION CHANNEL



(In millions, except ratios)      Quarter ended March 31, 1999

                          Standard  Sponsored  Specialty
                          Markets   Markets    Markets    Other    Total

NET PREMIUMS WRITTEN
  Personal automobile     $ 127.0   $ 120.5    $  0.0     $ (0.2)  $ 247.3
  Homeowners                 24.6       7.0       0.0        0.2      31.8
  Workers' compensation      49.9       0.0       2.6       (0.3)     52.2
  Commercial automobile      46.9       0.0       2.4       (0.1)     49.2
  Commercial multiple
    peril                    63.9       0.0       3.0        0.0      66.9
  Other property
    & casualty               25.8       0.2       3.4        0.8      30.2
                          -------------------------------------------------
  Total                   $ 338.1   $ 127.7   $  11.4    $   0.4   $ 477.6
                          =================================================
NET PREMIUMS EARNED
  Personal automobile     $ 112.7   $ 108.0   $   0.0    $   0.9   $ 221.6
  Homeowners                 33.6      11.6       0.0        0.6      45.8
  Workers' compensation      43.6       0.0       1.9        0.0      45.5
  Commercial automobile      44.3       0.0       2.7        0.3      47.3
  Commercial multiple
    peril                    59.3       0.0       4.0        0.3      63.6
  Other property
    & casualty               25.5       2.2       5.5        0.8      34.0
                          -------------------------------------------------
  Total                   $ 319.0   $ 121.8   $  14.1    $   2.9   $ 457.8
                          =================================================
POLICY BENEFITS, CLAIMS
  AND LOSSES
    Personal automobile   $  78.7   $  75.1   $   0.0    $  (0.2)  $ 153.6
    Homeowners               22.4      12.3       0.0        0.0      34.7
    Workers' compensation    28.4       0.0      (0.8)       1.0      28.6
    Commercial automobile    32.5       0.0       2.4        0.1      35.0
    Commercial multiple
      peril                  42.7       0.0       2.2        1.2      46.1
    Other property
      & casualty              6.9       1.2       3.9        1.7      13.7
                          -------------------------------------------------
    Total                 $ 211.6   $  88.6   $   7.7    $   3.8   $ 311.7
                          =================================================
LOSS ADJUSTMENT EXPENSES  $  29.3   $   6.1   $   1.9    $   0.2   $  37.5
                          =================================================
RATIOS
LOSSES
  Personal automobile      69.8 %    69.5 %     0.0 %       N/M     69.4 %
  Homeowners               66.7 %   106.0 %     0.0 %       N/M     76.1 %
  Workers' compensation    65.1 %     0.0 %     N/M         N/M     63.4 %
  Commercial automobile    73.4 %     0.0 %    88.9 %       N/M     74.0 %
  Commercial multiple
    peril                  72.0 %     0.0 %    55.0 %       N/M     72.3 %
  Other property
    & casualty             27.1 %    50.0 %    70.9 %       N/M     39.2 %
                          -------------------------------------------------
  Total                    66.3 %    72.6 %    54.6 %       N/M     68.1 %

LOSS ADJUSTMENT EXPENSES    9.2 %     5.1 %    13.5 %       N/M      8.2 %

POLICY ACQUISITION AND
  OTHER UNDERWRITING
  EXPENSES                 29.3 %    25.2 %    40.4 %       N/M     28.4 %

POLICYHOLDERS' DIVIDENDS    0.6 %     0.0 %     0.0 %       N/M      0.4 %
                          -------------------------------------------------
COMBINED                  105.4 %   102.9 %   108.5 %       N/M    105.1 %
                          =================================================


ALLMERICA FINANCIAL CORPORATION
ALLMERICA FINANCIAL SERVICES
CONDENSED INCOME STATEMENT

                                                 Quarter ended March 31
(In millions)                                  2000      1999      % Change

REVENUES
  Premiums                                     $   0.5   $   0.7   (28.6)
  Universal life and investment product
    policy fees                                  102.5      82.9    23.6
  Net investment income                           59.8      63.5    (5.8)
  Other income                                    26.3      17.3    52.0
  Operating contribution from the Closed Block     3.5       3.8    (7.9)
                                               --------------------------
    Total operating revenue                      192.6     168.2    14.5
                                               --------------------------

POLICY BENEFITS, CLAIMS AND
OPERATING EXPENSES
  Policy benefits, claims and losses              55.9      62.9   (11.1)
  Policy acquisition expenses                     25.7       5.6     N/M
  Other operating expenses                        56.6      50.8    11.4
                                               --------------------------
    Total policy benefits, claims and
      operating expenses                         138.2     119.3    15.8
                                               --------------------------
Net operating income before taxes                 54.4      48.9    11.2

Net realized investment (losses) gains,
  net of amortization                             (4.6)     22.0     N/M
                                               --------------------------
Net income before taxes                        $  49.8   $  70.9   (29.8)
                                               ==========================

ALLMERICA FINANCIAL CORPORATION
ALLMERICA FINANCIAL SERVICES
OPERATING INCOME BY PRODUCT LINE


(In millions)                   Quarter ended March 31, 2000
                               Variable                       Group
                   Individual  Universal  Universal  Closed  Retirement All
                    Annuities     Life       Life     Block   Products Others   Total
                                                               <FN1>     <FN2>
REVENUES
  Premiums           $  0.0    $  0.0       $  0.0    $ 26.0   $  0.0   $  0.5  $ 26.5
  Universal life
    and investment
    product policy
    fees               57.5      20.6         16.7       0.0      7.7      0.0   102.5
  Net investment
    income             15.5       0.9         19.0      13.2     18.8      5.6    73.0
  Other income          9.3       1.4          0.2       0.0      1.6     13.8    26.3
                     ------------------------------------------------------------------
    Total
      operating
      revenue          82.3      22.9         35.9      39.2     28.1     19.9   228.3
                     ------------------------------------------------------------------
POLICY BENEFITS,
CLAIMS AND
OPERATING EXPENSES
  Policy benefits,
    claims and
    losses             18.1       6.8         17.9      34.8     12.3      0.8    90.7
  Policy acquisition
    expenses           18.5       1.5          5.1       0.6      0.6      0.0    26.3
                    -------------------------------------------------------------------
    Total policy
      benefits,
      claims, and
      policy
      acquisition
      expenses         36.6       8.3         23.0      35.4     12.9      0.8   117.0
                     ------------------------------------------------------------------
Operating income
  before other
  operating
  expenses           $ 45.7    $ 14.6       $ 12.9    $  3.8   $ 15.2   $ 19.1   111.3

                     ==========================================================
Other operating
  expenses                                                               <FN3>    56.9
                                                                               --------
Net operating
  income before
  taxes                                                                        $  54.4
                                                                              =========

<FN1>
Includes defined benefit and defined contribution plan products and services.
<FN2>
Includes non-insurance activities and products in runoff (e.g.YRT,DI).
<FN3>
Includes other operating expenses from the Closed Block of approximately
$0.3 million for the quarter ended March 31, 2000.



(In millions)                    Quarter ended March 31, 1999
                               Variable                       Group
                   Individual  Universal  Universal  Closed  Retirement All
                    Annuities     Life       Life     Block   Products Others   Total
                                                               <FN1>    <FN2>
REVENUES
  Premiums           $  0.0    $  0.0       $  0.0    $ 27.2   $  0.0   $  0.7  $ 27.9
  Universal life
    and investment
    product policy
    fees               42.0      17.7         17.4       0.0      5.8      0.0    82.9
  Net investment
    income             16.8       0.2         18.6      13.1     20.3      7.6    76.6
  Other income          7.1       1.0          0.3       0.0      1.8      7.1    17.3
                     ------------------------------------------------------------------
    Total
      operating
      revenue          65.9      18.9         36.3      40.3     27.9     15.4   204.7
                     ------------------------------------------------------------------
POLICY BENEFITS,
CLAIMS AND
OPERATING EXPENSES
  Policy benefits,
    claims and
    losses             23.4       6.2         18.9      35.5     12.9      1.5    98.4
  Policy acquisition
    expenses           (1.7)      2.1          4.3       0.5      0.9      0.0     6.1
                    -------------------------------------------------------------------
    Total policy
      benefits,
      claims, and
      policy
      acquisition
      expenses         21.7       8.3         23.2      36.0     13.8      1.5   104.5
                     ------------------------------------------------------------------
Operating income
  before other
  operating
  expenses           $ 44.2    $ 10.6       $ 13.1    $  4.3   $ 14.1   $ 13.9   100.2
                     ==========================================================
Other operating
  expenses                                                               <FN3>    51.3
                                                                               --------
Net operating
  income before
  taxes                                                                        $  48.9
                                                                              =========

<FN1>
Includes defined benefit and defined contribution plan products and services.
<FN2>
Includes non-insurance activities and products in runoff (e.g.YRT,DI).
<FN3>
Includes other operating expenses from the Closed Block of approximately
$0.5 million for the quarter ended March 31, 1999.


ALLMERICA FINANCIAL CORPORATION
ALLMERICA FINANCIAL SERVICES
PREMIUMS, DEPOSITS AND OTHER INCOME


                                               Quarter ended March 31
(In millions)                               2000       1999      % Change
STATUTORY PREMIUMS AND DEPOSITS

SUMMARY
  Insurance
    Traditional life                         $   29.8   $   31.4    (5.1)
    Universal life                               17.9       16.7     7.2
    Variable universal life                      51.2       45.3    13.0
    Individual health                             0.1        0.1     0.0
    Group variable universal life                11.5       10.4    10.6
                                             ----------------------------
      Total insurance                           110.5      103.9     6.4
                                             ----------------------------
  Annuities
    Separate account annuities                  678.9      498.6    36.2
    General account annuities                   138.7      210.3   (34.1)
    Retirement investment accounts                3.5        5.9   (40.7)
                                             ----------------------------
      Total individual annuities                821.1      714.8    14.9

    Group annuities                             168.6       82.1     N/M
                                             ----------------------------
      Total annuities                           989.7      796.9    24.2
                                             ----------------------------
  Total premiums and deposits                $1,100.2   $  900.8    22.1
                                             ============================

COMPONENTS
  Insurance
    Traditional life
      New business premium                   $    9.7   $    9.7     0.0
      Renewal premium and deposits               20.1       21.7    (7.4)
                                             ----------------------------
                                             $   29.8   $   31.4    (5.1)
                                             ============================
    Universal life
      New business premium                   $    0.1   $    0.2   (50.0)
      Renewal premium and deposits               17.8       16.5     7.9
                                             ----------------------------
                                             $   17.9   $   16.7     7.2
                                             ============================
    Variable universal life
      New business premium                   $   27.2   $   22.2    22.5
      Renewal premium and deposits               24.0       23.1     3.9
                                             ----------------------------
                                             $   51.2   $   45.3    13.0
                                             ============================

Individual annuities by distribution channel
  Agency                                     $  239.9   $  209.6    14.4
  Select                                        218.8      153.6    42.4
  Kemper                                        262.5      168.8    55.5
  Pioneer                                        50.0       95.3   (47.5)
  Delaware                                       45.9       74.3   (38.2)
  Fulcrum                                         0.5        7.3   (93.2)
  Retirement investment accounts                  3.5        5.9   (40.7)
                                             ----------------------------
                                             $  821.1   $  714.8    14.9
                                             ============================

GAAP OTHER INCOME
(Excluding Closed Block)
  Investment management fees                 $   11.3   $    8.8    28.4
  Brokerage income                                9.9        4.8     N/M
  Other                                           5.1        3.7    37.8
                                             ----------------------------
                                             $   26.3   $   17.3    52.0
                                             ============================

ALLMERICA FINANCIAL CORPORATION
ALLMERICA FINANCIAL SERVICES
FUTURE POLICY BENEFITS AND ACCOUNT BALANCES


                                                  March 31   December 31
(In millions)                                  2000       1999      % Change
GENERAL ACCOUNT RESERVES
  Insurance
    Traditional life, excluding Closed Block   $    37.1  $    37.7   (1.6)
    Universal life                                 802.5      816.1   (1.7)
    Variable universal life                        140.9      136.3    3.4
    Individual health                              271.7      273.0   (0.5)
    Group variable universal life                    8.7       10.0  (13.0)
                                               ----------------------------
      Total insurance                            1,260.9    1,273.1   (1.0)
                                               ----------------------------
  Annuities
    Individual annuities                         1,128.1    1,218.9   (7.4)
    Group annuities                                824.4      870.9   (5.3)
                                               ----------------------------
      Total annuities                            1,952.5    2,089.8   (6.6)
                                               ----------------------------
Total general account reserves                 $ 3,213.4  $ 3,362.9   (4.4)
                                               ============================

SEPARATE ACCOUNT LIABILITIES
    Variable individual life                   $ 1,307.1  $ 1,244.8    5.0
    Variable individual annuities               14,682.9   13,872.6    5.8
                                               ----------------------------
      Total individual                          15,990.0   15,117.4    5.8
    Group variable universal life                  275.7      260.5    5.8
    Group annuities                              2,328.9    2,251.0    3.5
                                               ----------------------------
     Total group                                 2,604.6    2,511.5    3.7
                                               ----------------------------
Total separate account liabilities             $18,594.6  $17,628.9    5.5
                                               ============================


ALLMERICA FINANCIAL CORPORATION
ALLMERICA ASSET MANAGEMENT
CONDENSED INCOME STATEMENTS AND SUPPLEMENTAL INFORMATION

                                                Quarter ended March 31

(In millions)                                2000        1999       % Change
INTEREST MARGINS ON GICS
  Net investment income                      $    26.4   $    31.4   (15.9)
  Interest credited                               22.4        26.6   (15.8)
                                             ------------------------------
    Net interest margin                            4.0         4.8   (16.7)
                                             ------------------------------
OTHER INCOME AND EXPENSES
  External fees and other income                   1.6         1.4    14.3
  Internal fees and other income                   1.3         1.5   (13.3)
  Other operating expenses                         1.8         2.0   (10.0)
                                             ------------------------------
Net operating income before taxes                  5.1         5.7   (10.5)

Net realized investment losses                    (3.3)       (2.5)   32.0
                                             ------------------------------
Net income before taxes                      $     1.8   $     3.2   (43.8)
                                             ==============================

                                                Quarter ended March 31
                                           2000           1999       % Change
GIC DEPOSITS
  Outstanding GIC deposits, beginning of
    period                                 $ 1,366.6      $ 1,791.8    (23.7)
  Withdrawals during the period                (96.0)        (212.1)   (54.7)
  Deposits during the period                   331.3 <FN1>    560.0    (40.8)
  Interest credited during the period           22.4           26.6    (15.8)
                                           ----------------------------------
  Outstanding GIC deposits, end of period  $ 1,624.3      $ 2,166.3    (25.0)
                                           ==================================

<FN1>
Includes $2.0 million of traditional GIC deposits for the quarter ended March 31, 2000.

                                                March 31
                                        2000            1999
GIC SCHEDULED MATURITIES
  1999                                  $     0.0       $   202.3
  2000                                       64.5            79.7
  2001                                      120.0            26.2
  2002                                      231.2            32.9
  2003+                                     134.6           100.2
                                        ------------------------------
                                            550.3 <FN2>     441.3 <FN2>
Short term funding agreement balances     1,074.0         1,725.0
                                        --------------------------
                                        $ 1,624.3       $ 2,166.3
                                        ==========================

<FN2>
Includes $422.9 million and $100.2 million of long term funding agreement balances for the quarters ended March 31, 2000 and 1999, respectively.

ALLMERICA FINANCIAL CORPORATION
CORPORATE
CONDENSED INCOME STATEMENTS


                                                   Quarter ended March 31
(In millions)                                   2000      1999      % Change
REVENUES
  Net investment income                         $   1.0    $  1.2    (16.7)
                                                ---------------------------
OPERATING EXPENSES
  Interest expense                                  3.8       3.8      0.0
  Other operating expenses                         11.7      13.4    (12.7)
                                                ---------------------------
    Total operating expenses                       15.5      17.2     (9.9)
                                                ---------------------------

Net operating loss before taxes and
  minority interest                               (14.5)    (16.0)    (9.4)

Net realized investment losses                     (0.1)     (0.9)   (88.9)
                                                ---------------------------
Net loss before taxes and minority interest     $ (14.6)   $(16.9)   (13.6)
                                                ===========================


ALLMERICA FINANCIAL CORPORATION
NET INVESTMENT INCOME, INCLUDING CLOSED BLOCK

(In millions, except yields)                         Quarter ended March 31, 2000

                               Allmerica        Allmerica
              Risk             Financial          Asset
            Management  Yield  Services  Yield  Management  Yield  Corporate  Yield  Total  Yield
             <FN1>                                                   <FN2>
Fixed
 maturities  $ 54.4     6.69%  $ 55.5    8.06%  $ 21.4      6.92%  $ 0.4       7.65%  $131.7 7.25%
Equity
 securities     0.3     3.78%     0.0    0.00%     0.0      0.00%    0.0       0.00%     0.3 1.36%
Mortgages       0.0     0.00%     9.4    7.98%     3.5      8.28%    0.0       0.00%    12.9 8.06%
All other       1.4     0.00%    10.5    0.00%     2.0      0.00%    0.4       0.00%    14.3 0.00%
Investment
 expenses      (0.9)    0.00%    (2.4)   0.00%    (0.4)     0.00%    0.0       0.00%    (3.7)0.00%
             ------------------------------------------------------------------------------------
Total        $ 55.2     6.55%  $ 73.0    7.33%  $ 26.5      7.34%  $ 0.8       5.23%  $155.5 7.02%
             =====================================================================================

<FN1>
Includes purchase accounting adjustments of $1.1 million for the quarter ended March 31, 2000.
<FN2>
Includes corporate eliminations of $0.2 million for the quarter ended March 31, 2000.


(In millions, except yields)                         Quarter ended March 31, 1999

                               Allmerica        Allmerica
              Risk             Financial          Asset
            Management  Yield  Services  Yield  Management  Yield  Corporate  Yield  Total  Yield
             <FN1>                                                   <FN2>
Fixed
 maturities  $ 56.0     6.59%  $ 55.2    8.21%  $ 26.8      6.21%  $ 0.4      5.78%  $138.4 7.06%
Equity
 securities     0.5     1.70%     0.2    1.43%     0.0      0.00%    0.0      0.00%     0.7 1.59%
Mortgages       0.0     0.00%    10.6    8.28%     3.7      8.71%    0.0      0.00%    14.3 8.38%
All other       2.9     0.00%    12.7    0.00%     1.4      0.00%    0.6      0.00%    17.6 0.00%
Investment
 expenses      (1.0)    0.00%    (2.1)   0.00%    (0.5)     0.00%    0.0      0.00%    (3.6)0.00%
             -----------------------------------------------------------------------------------

Total        $ 58.4     6.29%  $ 76.6    7.71%  $ 31.4      6.51%  $ 1.0      3.58%  $167.4 6.88%
             ====================================================================================

<FN1>
Includes purchase accounting adjustments of $1.1 million for the quarter ended March 31, 1999.
<FN2>
Includes corporate eliminations of $0.2 million for the quarter ended March 31, 1999.


ALLMERICA FINANCIAL CORPORATION
HISTORICAL FINANCIAL HIGHLIGHTS


(In millions, except
per share data)         Q1 00      1999      Q4 99     Q3 99     Q2 99     Q1 99
NET OPERATING
INCOME BEFORE
TAXES AND MINORITY
INTEREST <FN1>

 Risk
  Management            $     43.1 $   199.6 $    65.0 $    49.5 $    55.3 $    29.8
                        ------------------------------------------------------------
 Asset
 Accumulation
  Allmerica
   Financial
   Services                   54.4     205.5      54.2      54.7      47.7      48.9
  Allmerica Asset
   Management                  5.1      23.5       5.3       5.7       6.8       5.7
                        ------------------------------------------------------------
                              59.5 $   229.0      59.5      60.4      54.5      54.6
                        ------------------------------------------------------------
 Corporate                   (14.5)$   (59.3)    (16.1)    (13.7)    (13.5)    (16.0)
                        ------------------------------------------------------------
 Total net
  operating income
  before federal
  income taxes and
  minority interest           88.1     369.3     108.4      96.2      96.3      68.4
 Federal income
  taxes on
  operating income           (17.7)    (72.4)    (23.6)    (16.4)    (19.3)    (13.1)
 Minority interest:
  Distributions on
  mandatorily
  redeemable
  preferred
  securities of a
  subsidiary
  trust                       (4.0)    (16.0)     (4.0)     (4.0)     (4.0)     (4.0)
                         -----------------------------------------------------------
 Consolidated net
  operating income       $    66.4 $   280.9 $    80.8 $    75.8 $    73.0 $    51.3
                         ============================================================
INCOME FROM
 CONTINUING
 OPERATIONS              $    30.2 $   345.1 $    68.4 $    59.1 $    66.8 $   150.8
                         ============================================================
NET INCOME               $    30.2 $   295.8 $    68.4 $    13.1 $    60.2 $   154.1
                         ===========================================================
PER SHARE DATA
(DILUTED)
 NET OPERATING
  INCOME                 $    1.22 $    5.06 $    1.48 $    1.39 $    1.32 $   0.89
 INCOME FROM
  CONTINUING
  OPERATIONS             $    0.56 $    6.21 $    1.25 $    1.08 $    1.21 $    2.61
 NET INCOME              $    0.56 $    5.33 $    1.25 $    0.24 $    1.09 $    2.67
 DIVIDENDS               $    0.00 $    0.25 $    0.00 $    0.25 $    0.00 $    0.00

WEIGHTED AVERAGE
SHARES OUTSTANDING
(DILUTED)                     54.3      55.5      54.6      54.7      55.1      57.7


BALANCE SHEET
 Total investments       $ 8,147.7           $ 7,888.7 $ 8,265.7 $ 9,043.7 $ 9,163.1
 Separate account
  assets                 $18,595.5           $17,629.6 $15,102.1 $15,635.9 $14,329.4
 Total assets            $31,854.1           $30,769.6 $29,080.0 $29,826.4 $28,461.2
 Total shareholders'
  equity                 $ 2,267.7           $ 2,240.2 $ 2,213.2 $ 2,248.7 $ 2,387.5
 Book value per
  share                  $   42.27           $   41.32 $   40.86 $   41.49 $   42.30
 Book value per
  share,
  excluding
  SFAS No.115            $   43.13           $   42.71 $   41.76 $   41.45 $   40.97

<FN1>
Net operating income excludes net realized gains (losses) and other non-operating items, net of taxes and minority interest.


ALLMERICA FINANCIAL CORPORATION
HISTORICAL FINANCIAL HIGHLIGHTS


(In millions, except
per share data)     1998    Q4 98     Q3 98     Q2 98     Q1 98     1997    Q4 97     Q3 97     Q2 97     Q1 97

NET OPERATING
 INCOME BEFORE
 TAXES AND
 MINORITY
 INTEREST <FN1>

  Risk
   Management       $ 149.6 $    52.4 $    24.6 $    34.9 $    37.7 $ 174.2 $    54.7 $    36.1 $    45.6 $    37.8
                    -------------------------------------------------------------------------------------------------
  Asset
   Accumulation
    Allmerica
     Financial
     Services         169.0      43.5      39.1      44.2      42.2   134.6      35.0      37.8      32.0      29.8
    Allmerica
     Asset
     Management        23.7       6.7       6.9       6.2       3.9    18.4       4.6       5.2       5.4       3.2
                    -------------------------------------------------------------------------------------------------
                      192.7      50.2      46.0      50.4      46.1   153.0      39.6      43.0      37.4      33.0
                    -------------------------------------------------------------------------------------------------
  Corporate           (50.9)    (15.3)    (10.6)    (12.7)    (12.3) (48.0)    (17.2)    (11.8)     (8.0)    (11.0)
                    -------------------------------------------------------------------------------------------------
Total net
 operating income
 before federal
 income taxes and
 minority interest    291.4      87.3      60.0      72.6      71.5   279.2      77.1      67.3      75.0      59.8
Federal income
 taxes on
 operating income     (53.1)    (13.8)    (10.7)    (12.2)    (16.4) (63.4)    (16.7)    (16.0)    (18.9)    (11.8)
Minority interest:
 Distributions
  on mandatorily
  redeemable
  preferred
  securities of
  a subsidiary
  trust               (16.0)     (4.0)     (4.0)     (4.0)     (4.0)  (14.5)     (4.0)     (4.1)     (4.0)     (2.4)
Equity in earnings     (9.8)     (2.4)     (1.9)     (1.7)     (3.8)  (37.0)     (5.4)     (0.5)    (16.5)    (14.6)
                    -------------------------------------------------------------------------------------------------
Consolidated net
 operating income   $ 212.5 $    67.1 $    43.4 $    54.7 $    47.3 $ 164.3 $    51.0 $    46.7 $    35.6 $    31.0
                    =================================================================================================
INCOME FROM
 CONTINUING
 OPERATIONS         $ 214.7 $    67.7 $    24.3 $    59.2 $    63.5 $ 192.6 $    89.6 $    55.6 $    33.9 $    13.5
                    ================================================================================================
NET INCOME          $ 201.2 $    65.9 $     8.2 $    60.3 $    66.8 $ 209.2 $    94.9 $    60.7 $    37.7 $    15.9
                    ================================================================================================
PER SHARE DATA
 (DILUTED)
  NET OPERATING
   INCOME           $  3.52 $    1.12 $    0.71$    0.91 $    0.78 $  3.00 $    0.85 $    0.80 $    0.71 $    0.62
  INCOME FROM
   CONTINUING
   OPERATIONS       $  3.56 $    1.13 $    0.40 $    0.98 $    1.05 $  3.52 $    1.49 $    0.95 $    0.67 $    0.27
  NET INCOME        $  3.33 $    1.10 $    0.13 $    1.00 $    1.11 $  3.82 $    1.58 $    1.04 $    0.75 $    0.32
  DIVIDENDS         $  0.15 $    0.00 $    0.05 $    0.05 $    0.05 $  0.20 $    0.05 $    0.05 $    0.05 $    0.05

WEIGHTED AVERAGE
 SHARES
 OUTSTANDING
 (DILUTED)             60.3      59.9      60.6      60.5      60.3    54.8      60.2      58.4      50.3      50.2

BALANCE SHEET
 Total investments          $ 9,057.6 $ 9,169.0 $ 9,274.0 $ 8,923.8         $ 8,700.7 $ 8,741.1 $ 8,808.4 $ 8,758.3
 Separate account
  assets                    $13,697.7 $11,424.9 $12,260.5 $11,425.4         $ 9,755.4 $ 9,233.6 $ 8,036.3 $ 6,705.8
 Total assets               $27,653.1 $25,233.5 $25,816.4 $24,511.8         $22,549.0 $21,967.2 $20,963.5 $19,625.6
 Total shareholders'
  equity                    $ 2,458.6 $ 2,480.3 $ 2,539.4 $ 2,468.8         $ 2,381.3 $ 2,263.4 $ 1,782.5 $ 1,672.0
Book value
 per share                  $   41.95 $   41.02 $   42.04 $   40.94          $   39.71$   37.74 $   35.47 $   33.35
Book value
 per share,
 excluding
 SFAS No.115                $   38.87 $   38.08 $   38.01 $   37.07          $   36.08 $   34.54 $   32.66 $   31.97

<FN1>
Net operating income excludes net realized gains (losses) and other non-operating items, net of taxes and minority interest.


ALLMERICA FINANCIAL CORPORATION
HISTORICAL FINANCIAL HIGHLIGHTS


(In millions, except
per share data)     1996    Q4 96     Q3 96     Q2 96     Q1 96     1995      Q4 95     Q3 95     Q2 95      Q1 95
NET OPERATING
 INCOME BEFORE
 TAXES AND
 MINORITY
 INTEREST <FN1>

  Risk
   Management       $ 173.1 $    43.6 $    63.0 $    40.0 $    26.5 $ 212.0 $    54.6 $    58.0 $    51.4 $    48.0
                    -------------------------------------------------------------------------------------------------
  Asset
   Accumulation
    Allmerica
     Financial
     Services         106.8      28.2      27.4      28.0      23.2    60.0      15.4      16.0      11.4      17.2
    Allmerica
     Asset
     Management        11.5       5.4       2.8       2.1       1.2    12.2       3.5       2.5       3.8       2.4
                    -------------------------------------------------------------------------------------------------
                      118.3      33.6      30.2      30.1      24.4    72.2      18.9      18.5      15.2      19.6
                    -------------------------------------------------------------------------------------------------
  Corporate           (58.0)    (21.8)    (10.4)    (11.5)    (14.3)  (47.8)    (15.4)    (11.7)     (9.6)    (11.1)
                    -------------------------------------------------------------------------------------------------
Total net
 operating income
 before federal
 income taxes and
 minority interest    233.4      55.4      82.8      58.6      36.6   236.4      58.1      64.8      57.0      56.5
Federal income
 taxes on
 operating income     (50.8)    (11.2)    (21.5)    (14.8)     (3.3)  (67.4)    (20.2)    (17.8)    (14.1)    (15.3)
Minority interest:
 Distributions
  on mandatorily
  redeemable
  preferred
  securities of
  a subsidiary
  trust                 0.0       0.0       0.0       0.0       0.0     0.0       0.0       0.0       0.0       0.0
Equity in earnings    (61.5)    (14.9)    (21.7)    (13.3)    (11.6)  (69.2)    (15.4)    (19.4)    (18.3)    (16.1)
                    -------------------------------------------------------------------------------------------------
Consolidated net
 operating income   $ 121.1 $    29.3 $    39.6 $    30.5 $    21.7 $  99.8 $    22.5 $    27.6 $    24.6 $    25.1
                    ================================================================================================
INCOME FROM
 CONTINUING
 OPERATIONS         $ 164.4 $    37.4 $    43.6 $    39.7 $    43.7 $ 117.9 $    34.2 $    25.6 $    24.2 $    33.9
                    ================================================================================================
NET INCOME          $ 181.9 $    45.3 $    46.7 $    42.6 $    47.3 $ 133.9 $    40.7 $    30.1 $    26.4 $    36.7
                    ================================================================================================

PER SHARE DATA
 (DILUTED)
  NET OPERATING
   INCOME           $  2.41 $    0.58 $    0.79 $    0.61 $    0.43 $  1.99 $    0.45 $    0.55 $    0.49 $    0.50
  INCOME FROM
   CONTINUING
   OPERATIONS       $  3.29 $    0.76 $    0.87 $    0.79 $    0.87 $  2.35 $    0.68 $    0.51 $    0.48 $    0.68
  NET INCOME        $  3.63 $    0.91 $    0.93 $    0.85 $    0.94 $  2.67 $    0.81 $    0.60 $    0.53 $    0.73
  DIVIDENDS         $  0.20 $    0.05 $    0.05 $    0.05 $    0.05 $  0.05 $    0.05 $    0.00 $    0.00 $    0.00

WEIGHTED AVERAGE
 SHARES
 OUTSTANDING
 (DILUTED)             50.1      50.1      50.1      50.1      50.1    50.1      50.1      50.1      50.1      50.1

BALANCE SHEET
 Total investments          $ 8,993.4 $ 9,247.2 $ 9,439.6 $ 9,479.2         $ 9,430.7 $ 9,898.1 $ 9,9,41.5 $    -
 Separate account
  Assets                    $ 6,233.0 $ 5,586.8 $ 5,197.9 $ 4,761.6         $ 4,348.8 $ 4,076.7 $ 3,659.2 $    -
 Total assets               $18,970.3 $18,728.5 $18,506.1 $18,162.7         $17,757.7 $17,163.8 $16,798.7 $    -
 Total shareholders'
  equity                    $ 1,724.7 $ 1,633.0 $ 1,563.5 $ 1,555.9         $ 1,574.2 $ 1,255.5 $ 1,230.1 $    -
Book value per
 share                      $   34.40 $   32.57 $   31.20 $   31.03         $   31.40 $   25.04 $   24.54 $    -
Book value per
 share, excluding
 SFAS No.115                $   31.78 $   30.92 $   30.04 $   29.24         $   28.35 $   23.23 $   22.63 $    -

<FN1>
Net operating income excludes net realized gains (losses) and other non-operating items, net of taxes and minority interest.


CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

Allmerica Financial
440 Lincoln Street
Worcester, MA 01653


The Hanover Insurance Company
100 North Parkway
Worcester, MA 01605

Citizens Insurance Company of America
645 West Grand River
Howell, MI 48843


MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended                           2000

                         Price Range               Dividends
                         High     Low              Per Share
March 31                $53.50  $35.31               $0.00
June 30
September 30
December 31


Quarter Ended                           1999

                         Price Range               Dividends
                         High     Low              Per Share
March 31                $57.88  $50.19               $0.00
June 30                 $62.25  $54.50               $0.00
September 30            $64.44  $47.56               $0.25
December 31             $59.69  $46.50               $0.00


INDUSTRY RATINGS

                                    A.M.      Standard                Duff &
Claims Paying                       Best      & Poors     Moody's     Phelps
-----------------------------------------------------------------------------
First Allmerica Financial
Life Insurance Company               A           AA-        A1          AA
-----------------------------------------------------------------------------
Allmerica Financial Life
Insurance and Annuity Company        A           AA-        A1          AA
-----------------------------------------------------------------------------
The Hanover Insurance Company        A           AA-        A1           -
-----------------------------------------------------------------------------
Citizens Insurance Company
  of America                         A            -          -            -
-----------------------------------------------------------------------------

                                       Standard                       Duff &
Debt Ratings                           & Poors       Moody's          Phelps
-----------------------------------------------------------------------------
Allmerica Financial Corporation
     Senior Debt                          A-           A2               A+
-----------------------------------------------------------------------------
Allmerica Financial Corporation
     Capital Securities                  BBB           A2               -
-----------------------------------------------------------------------------
Allmerica Financial Corporation
     Short Term Debt                     A1+           P1               -
-----------------------------------------------------------------------------
First Allmerica Financial
  Life Insurance Company
     Short Term Debt                     A1+           P1               -
-----------------------------------------------------------------------------
First Allmerica Financial Life
Insurance Company Short Term
Insurance Financial Strength Rating       -            P1               -
-----------------------------------------------------------------------------

TRANSFER AGENT
First Chicago Trust Company of New York
A Division of EquiServe, LP
525 Washington Boulevard
Jersey City, NJ 07303-2512
1-800-317-4454


COMMON STOCK

Common stock of Allmerica Financial Corporation is traded on the New York Stock Exchange under the symbol "AFC".


INQUIRIES

Henry P. St. Cyr, CFA
Vice President, Investor Relations
(508) 855-2959
hstcyr@Allmerica.com

William J. Steglitz, CPA
Manager, Investor Relations
(508) 855-3883
wsteglitz@Allmerica.com


INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at www.Allmerica.com